UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 14, 2007

VENDINGDATA CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32161	91-1696010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1120 Town Center Dr, suite 260, Las Vegas, Nevada		89144
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-733-7197

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On June 14, 2007, VendingData Corporation held a conference call to discuss the Securities Purchase and Product Participation Agreement recently entered into with Elixir Group Limited. A replay of the conference call in its entirety is available by dialing 888-286-8010 (U.S.), 617-801-6888 (International) and entering the pass code 36659843, and on the Internet at www.earnings.com.

Item 8.01 Other Events.

On June 14, 2007, VendingData Corporation held a conference call to discuss the Securities Purchase and Product Participation Agreement recently entered into with Elixir Group Limited. A replay of the conference call in its entirety is available by dialing 888-286-8010 (U.S.), 617-801-6888 (International) and entering the pass code 36659843, and on the Internet at www.earnings.com.

Forward-Looking Statements:

The conference call contains forward-looking statements concerning VendingData and Elixir within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include statements regarding expectations for the transaction between VendingData and Elixir, including the expected closing of the transaction; Elixir’s projections for the placement of gaming machines; and the net win, and VendingData’s share of the net-win, from such gaming machines. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, the risk that transaction may not be completed in the third quarter of 2007 or at all; risks related to Elixir’s inability to place gaming machines at significant levels or at all; risks related to the inability of VendingData to satisfy the conditions to Elixir’s obligation to consummate the transaction; risks relating to Elixir’s ability to place games that generate the expected amount of net-win; risks related to the costs of the transaction. VendingData cautions readers not to place undue reliance on any forward-looking statements. VendingData does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Additional Information

VendingData Corporation intends to file with the Securities and Exchange Commission a proxy statement and other relevant documents in connection with its solicitation of shareholder approval of the proposed transaction. Investors and security holders are advised to read the proxy statement regarding the proposed transaction when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the proxy statement, when available, and other documents filed by VendingData at the Securities and Exchange Commission's web site at www.sec.gov. The proxy statement and such other documents may also be obtained, when available, from VendingData Corporation by directing such request to VendingData Corporation, 1120 Town Center Drive, Suite 260, Las Vegas, Nevada 89144, Attention: Investor Relations. VendingData and its executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of VendingData with respect to the transactions contemplated by the Securities Purchase and Product Participation Agreement. A description of any interests that VendingData’s directors and executive officers have in the proposed transaction will be available in the proxy statement. Information regarding VendingData’s officers and directors is included in VendingData’s Form 10-KSB filed with the Securities and Exchange Commission on April 13, 2007. These materials are available free of charge at the Securities and Exchange Commission's web site at http://www.sec.gov and from VendingData Corporation.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENDINGDATA CORPORATION

June 14, 2007	By:	Arnaldo F. Galassi

Name: Arnaldo F. Galassi
Title: Vice President & CFO